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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               December 6, 2006

                    Hercules Technology Growth Capital, Inc.
             (Exact name of registrant as specified in its charter)

            Maryland                 814-00702                 74-3113410
  (State or other jurisdiction  (Commission File No.)       (I.R.S. Employer
       of incorporation)                                   Identification No.)

       Registrant's telephone number, including area code: (650) 289-3060

         New Address: 400 Hamilton Ave., Suite 310, Palo Alto, CA 94301
       Former Address: 525 University Ave., Suite 700, Palo Alto, CA 94301
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01      Entry Into a Material Definitive Agreement.

     On December 6, 2006, Hercules Technology Growth Capital, Inc. (the "Company") entered into Second Omnibus Amendment ("Omnibus Amendment") with Citigroup Global Markets Realty Corp. The purpose of the Omnibus Amendment was to provide for an increase in amounts available under the Citigroup facility from $125 million to $150 million through March 31, 2007. In addition, the warrant participation that Citigroup has with respect to the warrants pledged as collateral under the Citigroup facility has been amended to increase the maximum participation amount from $3,750,000 to $4,500,000 for the period ending on the earlier of March 31, 2007 or the date on which the Company completes a securitization.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See the description under Item 1.01 for a description of the Company's Omnibus Amendment.


Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

     EXHIBIT
     NUMBER                                  DESCRIPTION
     ------------  -------------------------------------------------------------

     10.1          Second Omnibus Amendment dated December 6, 2006
     99.1          Press Release of the Company dated December 6, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 6, 2006         HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

                                    /s/ Scott Harvey
                               -------------------------------------------------
                               Scott Harvey
                               Chief Legal Officer



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                                  EXHIBIT LIST


     EXHIBIT
     NUMBER                                  DESCRIPTION
     ------------  -------------------------------------------------------------

     10.1          Second Omnibus Amendment dated December 6, 2006
     99.1          Press Release of the Company dated December 6, 2006